UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 26, 2011

Geospatial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-04066	87-0554463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

229 Howes Run Road, Sarver, PA 16055
(Address of principal executive offices)

(724) 353-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 26, 2011, Geospatial Holdings, Inc. (the “Company”) announced that it has entered into a non-binding Letter of Intent with USIC Locating Services, Inc. (“USIC”) to sell substantially all the assets of the Company’s fully-owned subsidiary, Utility Services and Consulting Corporation, to USIC.  Terms of the Letter of Intent were not announced.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPATIAL HOLDINGS, INC.

By:	/s/ Thomas R. Oxenreiter
Name:	Thomas R. Oxenreiter
Title:	Chief Financial Officer

Date: January 26, 2011